UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2021

ENIGMA-BULWARK, LIMITED.

(Exact name of Company as specified in its charter)

Nevada	333-139045	26-1875304
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1327 Ocean Avenue, Suite B Santa Monica, CA 90401 (Address of principal executive offices) 310-899-3900 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this current report and unless otherwise indicated, the terms "we", "us", "our", “Company”, and “Enigma” mean Enigma-Bulwark, Ltd., a Nevada corporation, and its wholly owned subsidiaries, Enigma-Bulwark Security, Inc., Enigma-Bulwark Risk Management, Inc., Ecologic Car Rentals, Inc., and Ecologic Products, Inc., unless otherwise indicated.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS; APPOINTMENT OF OFFICERS

Effective January 12, 2021, Mr. John L. Ogden resigned as a member of the board of directors.  This resignation did not involve any disagreement with the Company.  Mr. Kyle W. Withrow, the Company’s President and Chief Executive Officer, will succeed him as a Director until the next annual meeting of the shareholders and/or until he, or his successor is duly appointed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENIGMA-BULWARK, LTD.

Date: January 19, 2021	/s/ Kyle W. Withrow
By: Kyle W. Withrow
Its: President and Chief Executive Officer